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                                                                    Exhibit 21.1

                 List of Subsidiaries of Rotech Healthcare Inc.

                                                   State or Other      I.R.S.
                                                  Jurisdiction of     Employer
                                                  Incorporation or Identification
Subsidiary(1)(2)                                    Organization       Number
----------------                                  ---------------- --------------
A-1 Medical Equipment, Inc.......................  Florida           59-3334401
Abba Medical Equipment, Inc......................  Florida           59-3344117
Acadia Home Care, Inc............................  Maine             01-0486177
Allied Medical Supply, Inc.......................  Arizona           86-0423257
Always Medical Equipment, Inc....................  Florida           59-3387512
American Medical Rental, Inc.....................  Arkansas          71-0679003
Andy Boyd's InHome Medical, Inc., West...........  West Virginia     55-0749187
Andy Boyd's InHome Medical, Inc..................  West Virginia     55-0744360
Anniston Health & Sickroom Supplies, Inc.........  Alabama           63-0719873
Baumann Pharmaceutical Services, Inc.............  Alabama           63-0682329
Berkeley Medical Equipment, Inc..................  Florida           59-3402227
Best Care Medical Supply, Inc....................  Michigan          38-2918055
Beta Medical Equipment, Inc......................  Florida           59-3334408
Cambria Medical Supply, Inc......................  Florida           59-3260476
Camden Medical Supply, Inc.......................  Florida           59-3203186
Canyon State Medical Supply, Inc.................  Arizona           86-0627468
Care Medical Supplies, Inc.......................  Illinois          37-1175959
Centennial Medical Equipment, Inc................  Florida           59-3406826
Charlotte Medical Supply, Inc....................  Florida           59-3208925
Collins Rentals, Inc.............................  Missouri          43-1222037
Community Home Oxygen, Inc.......................  Montana           81-0490456
Contour Medical Supply, Inc......................  Florida           59-3406822
Corley Home Health Care, Inc.....................  Georgia           58-1729882
CP02, Inc........................................  Pennsylvania      23-2271084
Cynthiana Home Medical Equipment, Inc............  Florida           59-3250409
Daniel Medical Systems, Inc......................  Oklahoma          73-0737988
Distinct Home Health Care, Inc...................  Florida           59-3143941
Don Paul Respiratory Services, Inc...............  Colorado          59-3143941
DuMed, Inc.......................................  Iowa              42-1336634
East Tennessee Infusion & Respiratory, Inc.......  Florida           59-3007561
Encore Home Health Care, Inc.....................  Florida           59-3221477
Epsilon Home Health Care, Inc....................  Florida           59-3250417
Excel Medical of Ames, Inc.......................  Iowa              42-1309650
Excel Medical of Fort Dodge, Inc.................  Iowa              42-1324351
Excel Medical of Marshalltown, Inc...............  Iowa              42-1336085
First Community Care of Niagara, Inc.............  New York          16-1361366
Firstcare, Inc...................................  Kansas            48-1104362
Fischer Medical Equipment Co., Inc...............  Idaho             82-0361262
Four Rivers Home Healthcare, Inc.................  Missouri          43-1336602
G & G Medical, Inc...............................  Colorado          84-1033419
Gate City Medical Equipment, Inc.................  Florida           59-3339037
Georgia Medical Resources, Inc...................  Georgia           58-1484343
Gladwin Area Home Care, Inc......................  Michigan          38-2870154
Hamilton Medical Equipment Service, Inc..........  Iowa              42-1129500
Health at Home, Inc..............................  Florida           59-2954576
Health Care Services of Mississippi, Inc.........  Florida           59-2893038
Health-Med, Inc..................................  Mississippi       64-0714560
Holland Medical Services, Inc....................  Florida           59-3180731

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
                                                          State or Other      I.R.S.
                                                         Jurisdiction of     Employer
                                                         Incorporation or Identification
Subsidiary(1)(2)                                           Organization       Number
----------------                                         ---------------- --------------
Home Care Oxygen Service, Inc...........................  Minnesota         41-1335036
Home Health Services Co., Inc...........................  Iowa              42-1196189
Home Medical Systems, Inc...............................  South Carolina    59-3154523
IHS Acquisition XXVII, Inc..............................  Delaware          52-1748938
Infusion Services, Inc..................................  Alabama           63-1086135
Integrated Health Services at Jefferson Hospital, Inc...  Delaware          52-1843408
Integrated of Garden Terrace, Inc.......................  Delaware          52-1843387
Intensive Home Care Services, Inc.......................  Texas             75-2323364
IOTA Medical Equipment, Inc.............................  Florida           59-3366769
LAMBDA Medical Equipment, Inc...........................  Florida           59-3374213
LAMS, Inc...............................................  Texas             75-2253169
Lawrence Medical Equipment, Inc.........................  Kansas            48-1066529
Liberty Home Health Care, Inc...........................  Florida           59-3172251
Lovejoy Medical, Inc....................................  Kentucky          59-3267284
Major Medical Supply, Inc...............................  Texas             75-1583420
Medco Professional Services Corp........................  Colorado          84-1188104
MedCorp International, Inc..............................  Arizona           86-0601512
Medic-Aire Medical Equipment, Inc.......................  Florida           59-3334409
Medical Electro-Therapeutics, Inc.......................  Florida           59-2973806
Medicare Rental Supply, Inc.............................  West Virginia     55-0574420
Michigan Medical Supply, Inc............................  Michigan          38-2401565
National Medical Equipment Centers, Inc.................  Florida           59-2874381
Neumann's Home Medical Equipment, Inc...................  Illinois          36-2534719
Nightingale Home Health Care, Inc.......................  Florida           59-2973784
North Central Washington Respiratory Care Services, Inc.  Washington        91-1364195
Northeast Medical Equipment, Inc........................  Florida           59-3345262
Northwest Home Medical, Inc.............................  Idaho             82-0388664
Omega Medical Equipment, Inc............................  Florida           59-3366772
OMICRON Medical Equipment, Inc..........................  Florida           59-3374215
Oxygen of Oklahoma, Inc.................................  Oklahoma          73-1144965
Oxygen Plus Medical Equipment, Inc......................  Florida           59-3344115
Oxygen Plus, Inc........................................  Colorado          84-1143534
Oxygen Therapy Associates, Inc..........................  Texas             75-2461923
Peterson's Home Care, Inc...............................  California        33-0439765
PHI Medical Equipment, Inc..............................  Florida           59-3366766
Pioneer Medical Services, Inc...........................  West Virginia     55-0689719
Preferential Home Health Care, Inc......................  Florida           59-3155850
Premier Medical, Inc....................................  New Mexico        85-0436331
Principal Medical Equipment, Inc........................  Florida           59-3387513
Professional Breathing Associates, Inc..................  Michigan          38-2201020
Professional Respiratory Home Healthcare, Inc...........  Florida           59-3344111
PSI Health Care, Inc....................................  South Dakota      46-0360287
Pulmo-Dose, Inc.........................................  Florida           59-3098866
Pulmonary Homecare, Inc.................................  New Jersey        22-2476666
Quality Home Health Care, Inc...........................  Florida           59-2954571
R.C.P.S. Inc............................................  California        33-0429101
RCG Information Services Corporation....................  Florida           59-3223052
RCI Medical Corp........................................  New Jersey        22-3214474
Regency Medical Equipment, Inc..........................  Florida           59-3387515
Resp-A-Care, Inc........................................  Kentucky          61-0906717

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
                                                State or Other      I.R.S.
                                               Jurisdiction of     Employer
                                               Incorporation or Identification
  Subsidiary(1)(2)                               Organization       Number
  ----------------                             ---------------- --------------
  Respiracare Medical Equipment, Inc..........  Florida           59-3358640
  Respiratory Medical Equipment of GA, Inc....  Florida           59-3345258
  Respitech Home Health Care, Inc.............  Wyoming           83-0310603
  Responsive Home Health Care, Inc............  Florida           59-3182438
  Rhema, Inc..................................  Texas             75-2622932
  Ritt Medical Group, Inc.....................  Arizona           86-0340564
  RN Home Care Medical Equipment Company, Inc.  Florida           59-2932598
  Roswell Home Medical, Inc...................  Florida           59-3358647
  Rotech Employee Benefits Corporation........  Florida           59-3098434
  Rotech Home Medical Care, Inc...............  Florida           59-2919059
  Rotech Oxygen and Medical Equipment, Inc....  Florida           59-1450889
  Roth Medical, Inc...........................  Colorado          84-1117477
  Rothert's Hospital Equipment, Inc...........  Kentucky          59-3270420
  Sampson Convalescent Medical Supply, Inc....  North Carolina    56-1660509
  Select Home Health Care, Inc................  Florida           59-3223150
  SIGMA Medical Equipment, Inc................  Florida           59-3367143
  Signature Home Care of Kansas, Inc..........  Kansas            48-1124109
  Signature Home Care of New Jersey, Inc......  Delaware          22-3204810
  Southeastern Home Health, Inc...............  Florida           59-3358645
  Southern IV Therapy, Inc....................  Florida           59-3204556
  Stat Medical Equipment, Inc.................  Florida           59-3334411
  Sun Medical Supply, Inc.....................  North Carolina    56-1574796
  Sunshine Home Health Care, Inc..............  Florida           59-3221497
  The Kilroy Company, Inc.....................  North Carolina    56-1453738
  The Towne Pharmacy, Inc.....................  West Virginia     55-0616297
  Theta Home Health Care, Inc.................  Florida           59-3279824
  Tupelo Home Health, Inc.....................  Florida           59-2957024
  UPSILON Medical Equipment, Inc..............  Florida           59-3367145
  Valley Medical Equipment, Inc...............  Utah              87-0547456
  Value Care, Inc.............................  Florida           59-3250410
  VitalCare Health Services, Inc..............  Florida           59-3143938
  VitalCare of America, Inc...................  Texas             75-2223205
  VitalCare of Pennsylvania, Inc..............  Pennsylvania      23-2505962
  VitalCare of Texas, Inc.....................  Texas             76-0245707
  Vitech Medical, Inc.........................  Florida           59-3170915
  Whites Medical Rentals, Inc.................  South Carolina    57-0770401
  Wichita Medical Care, Inc...................  Kansas            48-1156368
  Wofford Pharmaceutical Services, Inc........  Alabama           63-0997399
  Zeta Home Health Care, Inc..................  Florida           59-3250414

(1) The address, including zip code, and telephone number, including area code, of each subsidiary's principal executive offices is 2600 Technology Drive, Suite 300, Orlando, Florida 32804, (407) 822-4600.
(2) The primary standard industrial classification code number for each subsidiary is 7352.